UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) September 11, 2020

American River Bankshares

(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 851-0123

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AMRB	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Page 1 of 17 Pages

The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2020, the registrant executed an amendment to a lease (the “Lease Amendment”) with Point West Office Investors LLC, a Delaware limited liability company, Nelson Point West LLC, a Delaware limited liability company and Bridgewood Point West LP, a Delaware limited partnership (collectively, the “Landlord”). The Landlord is the successor to HINES VAF II SACRAMENTO PROPERTIES, L.P., a Delaware limited partnership (“Hines”) and prior to that, Spieker Properties, L.P. (“Spieker”). This is the third amendment to the lease originally entered into with Spieker Properties, L.P. on March 22, 2000. The second amendment was executed with Hines in August 2010. The Lease Amendment relates to office space currently occupied by one of the issuer’s banking subsidiaries, American River Bank. The premises are located at 1545 River Park Drive, Suite 107, Sacramento, California. The Lease Amendment covers a term of one hundred twenty (120) months, beginning on March 1, 2021 and expiring on February 28, 2031. The foregoing description is qualified by reference to the Lease Amendment attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Third Lease Amendment to Lease Agreement between Point West Office Investors LLC, a Delaware limited liability company, Nelson Point West LLC, a Delaware limited liability company and Bridgewood Point West LP, a Delaware limited partnership and American River Bank, a California corporation.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
September 14, 2020	Mitchell A. Derenzo, Chief Financial Officer

	INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Third Lease Amendment to Lease Agreement between Point West Office Investors LLC, a Delaware limited liability company, Nelson Point West LLC, a Delaware limited liability company and Bridgewood Point West LP, a Delaware limited partnership and American RiverBank, a California corporation.	4
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)